UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on December 2, 2024, Coherus BioSciences, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “UDENYCA Purchase Agreement”) by and between the Company and Intas Pharmaceuticals Ltd., a limited company incorporated in India (“Intas”). Pursuant to the terms and subject to the conditions set forth in the UDENYCA Purchase Agreement, the Company agreed to divest its UDENYCA® (pegfilgrastim-cbqv) franchise (collectively, the “Business”) to Intas. Capitalized terms used but not defined herein have those meanings set forth in the UDENYCA Purchase Agreement.

On April 11, 2025 (the “Closing Date”), the Company completed the divestiture of the Business (the “UDENYCA Disposition”) to Intas for upfront, all-cash consideration of $483.4 million in cash, inclusive of $118.4 million for UDENYCA product inventory. Such consideration is subject to certain adjustments that will be finalized following the closing pursuant to the UDENYCA Purchase Agreement.

In addition, the Company is also eligible to receive two additional payments of $37.5 million each. The first such payment is payable by Intas to the Company if Net Sales of UDENYCA for four consecutive fiscal quarters from the start of the quarter ending September 30, 2025 until the end of the quarter ending September 30, 2026 are equal to or greater than $300 million, and the second such payment is payable by Intas to the Company if Net Sales of UDENYCA® for four consecutive fiscal quarters from the start of the quarter ending September 30, 2025 until the end of the quarter ending March 31, 2027 are equal to or greater than $350 million. Effective on April 14, 2025 approximately 40 full-time employees of the Company transferred to the U.S. subsidiary of Intas to support UDENYCA.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information included in the Introductory Note above is incorporated herein by reference into this Item 2.01.

The foregoing description of the UDENYCA Purchase Agreement and the UDENYCA Disposition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the UDENYCA Purchase Agreement, a copy of which was filed as Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2024, the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Press Release Announcing the Closing of the UDENYCA Disposition

On April 14, 2025, the Company issued a press release announcing the closing of the UDENYCA Disposition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Convertible Notes Repurchase

The Company expects to consummate the previously announced privately negotiated repurchase transactions (the “Private Repurchases”) with certain holders of its 1.500% Convertible Senior Subordinated Notes due 2026 (the “Convertible Notes”) on April 15, 2025.

The information included under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. They present the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations of the Company after giving pro forma effect to (i) the UDENYCA Disposition and (A) the assumed payment of $49.1 million, which represents the UDENYCA portion of the Revenue Participation Right Purchase and Sale Agreement dated May 8, 2024 between the Company and Coduet Royalty Holdings, LLC; and (B) the assumed payment of $230 million in aggregate principal amount, $0.7 million accrued interest and $3.8 million of transaction expenses to repurchase all outstanding Convertible Notes pursuant to both the Private Repurchases with certain holders of Convertible Notes and the assumed repurchase of all remaining Convertible Notes by the Company; (ii) the divestiture of the Company’s YUSIMRY (adalimumab-aqvh) franchise through the sale of certain assets, including YUSIMRY, to Hong Kong King-Friend Industrial Company Ltd. (the “YUSIMRY Disposition”); and (iii) the divestiture of the Company’s CIMERLI® (ranibizumab-eqrn) ophthalmology franchise through the sale of its subsidiary, Coherus Ophthalmology LLC, to Sandoz Inc. (the “CIMERLI Disposition”) and transactions related to the CIMERLI Disposition including the concurrent partial prepayment of Coherus’ term loans due in January 2027 that occurred in April 2024. The UDENYCA Disposition will represent a strategic shift; thus, the Company’s entire biosimilar business, inclusive of the CIMERLI, YUSIMRY and UDENYCA franchises, will be presented as discontinued operations. As such, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 has been recast to exclude results from discontinued operations and only present income (loss) from continuing operations. The unaudited pro forma condensed combined balance sheet as of December 31, 2024 was prepared as though the UDENYCA Disposition occurred on December 31, 2024.

(d) Exhibits

Exhibit No.	Description
2.1*

Asset Purchase Agreement, by and between Coherus BioSciences, Inc. and Intas Pharmaceuticals Ltd.,

dated December 2, 2024 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on December 3, 2024).

99.1	Press Release announcing the Closing of the UDENYCA Disposition dated April 14, 2025
99.2	Unaudited pro forma condensed combined financial information of Coherus BioSciences, Inc. as of December 31, 2024 and for the years ended December 31, 2023 and December 31, 2024.

104	Cover page Interactive Data file (embedded within the Inline XBRL document)

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2025	COHERUS BIOSCIENCES, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer